                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               November 16, 1999
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Maryland                        0-23089                 95-4648345
- ---------------------------          ------------           -------------------
State or other jurisdiction          (Commission              (IRS Employer
   of incorporation)                 File Number)           Identification No.)




           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
           --------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)
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Item 5.  Other Events.

     On November 16, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting earnings for the quarter ended September 30, 1999. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated November 16, 1999
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



             By:                    /s/ MICHAEL MELTZER
                   ------------------------------------------------------------
                         Michael Meltzer, Chief Financial Officer and Treasurer



Dated:  November 17, 1999
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                                 EXHIBIT INDEX





     Exhibit
       No.                       Description
       ---                    -------------------

     99.1        Press release of the Registrant dated November 16, 1999